CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Executive Officer of Madison Harbor Balanced Strategies, Inc. (the "Fund"), with respect to the Fund's Form N-CSRS for the six month period ended September 30, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


November 28, 2006


                                                  /s/ Edward M. Casal
                                                  -------------------
                                                  Edward M. Casal
                                                  Chief Executive Officer